SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                           (Amendment No.      )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X  ]    Preliminary Proxy Statement            [   ]   Confidential, for Use
[    ]    Definitive Proxy Statement                     of the Commission Only
[    ]    Definitive Additional Materials                (as permitted by
[    ]    Soliciting Material Pursuant to                Rule 14a-6(e)(2))
            240.14a-11(c) or 240.14a-12

AMERICA'S UTILITY FUND, INC.
 (Name of Registrant as Specified In Its Charter)

AMERICA'S UTILITY FUND, INC.
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ X  ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
          6(i)(2) or Item 22(a)(2) of Schedule 14A.
[    ]    $500 per each party to the controversy pursuant to Exchange Act
          Rule 14a-6(i)(3).
[    ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.


1)   Title of each class of securities to which transaction applies:
2)   Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:  $125.00



[    ]    Fee paid previously with preliminary materials.


[    ]    Check box if any part of the fee is offset as provided by
          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount previously paid:
2)   Form, Schedule or Registration Statement No.:
3)   Filing Party:
4)   Date Filed:

                          AMERICA'S UTILITY FUND, INC.
                              901 EAST BYRD STREET
                            RICHMOND, VIRGINIA 23219


                                  April , 1996


To Stockholders of America's Utility Fund, Inc.:

         Enclosed are a Notice of Special Meeting of Stockholders, Proxy Statement, and related proxy materials for the Special Meeting of Stockholders of America's Utility Fund, Inc. to be held on Thursday, May 2, 1996. At the meeting, you will be asked to vote on a number of proposals, including changes to the Fund's investment objective to permit the Fund greater flexibility in seeking to achieve current income and moderate capital growth. You will also be asked to vote for the election of Directors of the Fund and to ratify the selection of the Fund's auditors.

         Commonwealth Investment Counsel, Inc., the Fund's investment adviser, has recommended the proposed changes in the Fund's investment objective to the Board of Directors. Commonwealth believes that the changes will permit the Fund to continue to seek current income and moderate capital growth through greater diversification in the types of investments available to it. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE PROPOSALS.

         Please return your proxy today. It is important that you respond before April , 1996 in order to avoid the expense of additional mailings. If you have questions regarding the proposal, please call your financial representative or America's Utility Fund, Inc. (800-487-3863) today. We appreciate your continued trust and confidence and look forward to earning it well into the future.

                                                     Sincerely,


                                                     David  L. Heavenridge
                                                     Chairman and Chief
                                                     Executive Officer

                          AMERICA'S UTILITY FUND, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                   MAY 2, 1996


To the Stockholders:

         Notice is hereby given that a Special Meeting of Stockholders of America's Utility Fund, Inc. (the "Fund") will be held at 9:30 a.m. (Eastern Daylight time), on Thursday, May 2, 1996 at (to be determined), Richmond, Virginia for the following purposes:

         1.   Electing Directors of the Fund;

         2.   Approving a change in the Fund's investment objective;

         3. Approving a proposal to amend the Fund's fundamental investment restrictions to permit the Fund to enter into repurchase agreements;

         4. Approving a proposal to amend the Fund's fundamental investment restrictions to permit the Fund to engage in foreign currency futures and options transactions and forward contracts;

         5. Ratifying the selection by the Board of Directors of independent auditors; and

         6. Considering any other matters that may properly come before the meeting.

         Only holders of Common Stock of record at the close of business on March 20, 1996 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.


                                           By order of the Board of Directors,


                                           Henry C. Riely
                                           Secretary
Richmond, Virginia
April    , 1996

YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. IN ORDER TO AVOID THE EXPENSE OF ADDITIONAL SOLICITATION, PLEASE MAIL YOUR COMPLETED PROXY PROMPTLY.

                          AMERICA'S UTILITY FUND, INC.
                              901 EAST BYRD STREET
                            RICHMOND, VIRGINIA 23219

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 2, 1996

         The enclosed proxy is solicited on behalf of the Board of Directors of America's Utility Fund, Inc. (the "Fund") for use at the Special Meeting of Stockholders (the "Meeting") of the Fund, to be held at 9:30 a.m. (Eastern
Daylight time) on Thursday, May 2, 1996 at (to be determined), Richmond, Virginia and at any adjournment or adjournments thereof (the "Meeting"). These proxy materials are being mailed to Stockholders beginning on or about April , 1996. A COPY OF THE ANNUAL REPORT OF THE FUND, WHICH INCLUDES INFORMATION ABOUT THE FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, MAY BE OBTAINED WITHOUT CHARGE BY CALLING THE FUND AT 1-800-487-3863.

         If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. Shares of stockholders abstaining from voting will be counted at the Meeting for purposes of determining a quorum, but will not be voted. If no instructions are specified, shares will be voted FOR the election of each nominee for Director and FOR the other Proposals set forth in the Notice of Meeting. If any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in accordance with their best judgement. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

         The close of business on March 20, 1996 (the "Record Date") has been established as the record date for determining the Stockholders entitled to receive notice of, and to vote at, the Meeting. The number of shares of the Fund issued and outstanding and entitled to vote as of the Record Date was March 20, 1996, held by approximately ___ holders of record.

         In the event that sufficient votes in favor of any of the Proposals set forth in the Notice of the Meeting are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment as to any Proposal those proxies which they are entitled to vote in favor of such Proposal. They will vote against any such adjournment as to any Proposal those proxies required to be voted against such Proposal and will not vote any proxies that abstained from voting on such matters. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund to act as election inspectors for the Meeting.

         The costs of solicitation of proxies will be borne by the Fund. Solicitation of proxies by personal interview, mail, telephone, and telegraph may be made by officers and directors of the Fund (who will receive no compensation therefor in addition to their regular salaries). The Fund has retained Corporate Election Services, Inc. to assist in the tabulation of proxies and to act as the inspector of elections at the Meeting.

PROPOSAL 1.  ELECTION OF DIRECTORS.

         The Board of Directors of the Fund is recommending that stockholders elect as Directors of the Fund the following nominees:


                                                FUND SHARES                   PRINCIPAL OCCUPATION
       NAME, POSITION WITH                  BENEFICIALLY OWNED               DURING PAST FIVE YEARS
     FUND (IF ANY), AND AGE                ON FEBRUARY 23, 1996*             AND OTHER DIRECTORSHIPS

ARCH T. ALLEN, III                                102                Director of the Fund since November 11,
Director, 55                                                         1993; Attorney at Law, Raleigh, North
                                                                     Carolina, August 2, 1995 to date; Vice
                                                                     Chancellor for Development and University
                                                                     Relations of the University of North Carolina
                                                                     at Chapel Hill from September 15, 1991 to
                                                                     August 2, 1995; prior to September 15, 1991,
                                                                     partner with the law firm of Moore & Van
                                                                     Allen.

ROBERT P. BLACK                                   1,689              Director of the Fund since May 18, 1993;
Director, 68                                                         Retired, January 1, 1993; prior to that date,
                                                                     President of the Federal Reserve Bank of
                                                                     Richmond, Virginia.  Director of Media
                                                                     General Corporation, Rockingham Publishing
                                                                     Company and Winchester Evening Star, Inc.,
                                                                     and all of the T. Rowe Price Fixed Income
                                                                     funds.

PETER W. BROWN                                    32,098             Director of the Fund since January 28, 1992;
Director, 53                                                         Physician, Virginia Surgical Associates, P.C.


CLIFFORD A. CUTCHINS, IV, 47                      None               Senior Vice-President, General Counsel, and
                                                                     Secretary, James River Corporation;
                                                                     formerly, Partner, McGuire, Woods, Battle
                                                                     & Boothe prior to January 31, 1990.

DANIEL J. LUDEMAN, 39 +                           None               Chairman and Chief Executive Officer
                                                                     of Mentor Investment Group, Inc. since July
                                                                     1991; Managing Director, Wheat First
                                                                     Butcher Singer, Inc.; Board of Directors,
                                                                     Wheat, First Securities, Inc. and Mentor
                                                                     Income Fund, Inc. and Chairman and Trustee
                                                                     of The Mentor Funds, Cash Resource Trust,
                                                                     and Mentor Institutional Trust.

LOUIS W. MOELCHERT, JR., 54                       None               Vice President of Business and Finance,
                                                                     University of Richmond; Chairman, The
                                                                     Common Fund; Trustee of The Mentor
                                                                     Funds, Cash Resource Trust, and Mentor
                                                                     Institutional Trust.

                                       -2-





LINWOOD R. ROBERTSON +                            294                Senior Vice President-Finance, Treasurer
                                                                     President and Chief Operating Officer, 56
                                                                     and Corporate Secretary of Dominion
                                                                     Resources, Inc. ("DRI"); from October  1,
                                                                     1994 to January  1, 1995,  Vice
                                                                     President-Finance, Treasurer and Corporate
                                                                     Secretary of DRI; prior to October  1,
                                                                     1994,  Vice President-Finance and
                                                                     Treasurer of DRI; President and
                                                                     Chief Operating Officer of the Fund
                                                                     since August  31, 1995; from January 28,
                                                                     1992 to May 17, 1994, Vice President and
                                                                     Secretary of the Fund; Vice
                                                                     President, Treasurer and Corporate
                                                                     Secretary of AUF Service Company from
                                                                     January 31, 1992 to September 30,
                                                                     1994.


* The Directors and nominees as a group own less than 1% of the outstanding shares of common stock of the Fund.

+ These individuals are deemed to be "interested persons" as that term is defined in the Investment Company Act of 1940. Mr. Robertson is deemed to be an interested person because he is the President and Chief Operating Officer of the Fund and an executive officer of DRI, the parent of the Fund's principal underwriter, Project America, Inc. Mr. Ludeman is deemed to be an interested person because of positions he holds with certain affiliates of Commonwealth Investment Counsel, Inc. ("Commonwealth"), the Fund's investment adviser, including Chief Executive Officer and Director of Mentor Investment Group, Inc. ("Mentor"), the parent of Commonwealth, and Managing Director of Wheat First Butcher Singer, Inc., the parent of Mentor.

         The Directors have fixed the number of Directors for election at this meeting at seven. Messrs. Allen, Black, Brown, and Heavenridge currently serve as Directors of the Fund. Mr. Heavenridge, the Fund's Chairman and Chief Executive Officer, will not stand for election at the Meeting. It is expected that the Board of Directors will elect Mr. Robertson to succeed Mr. Heavenridge as Chairman and Chief Executive Officer of the Fund. Each of the nominees has consented to be a nominee and has agreed to serve as a Director if elected. Nominees who are elected will serve until their successors are elected and qualified. If any of the nominees is unavailable for election at the time of the Meeting, which is not anticipated, proxies will be voted for such other persons as the Directors may recommend.

         The Fund's Board of Directors held six meetings in fiscal year 1995 and each Director attended all of those meetings. The Fund does not have any audit, nominating, or compensation committees. For the 1995 fiscal year, Messrs. Allen, Black, and Brown each received $13,250 in total compensation from the Fund. Mr. Heavenridge, who is an interested Director, received no compensation or benefits from the Fund. The Directors do not receive pension or retirement benefits from the Fund.

         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES.

EXECUTIVE OFFICERS

         Set forth below is information with respect to the current executive officers of the Fund, including their age, their current position(s) with the Fund, the year elected to such position(s), and principal occupations held by them for the past five years. None of the officers receives compensation or other benefits from the Fund.

         DAVID L. HEAVENRIDGE, 49 - Chairman and Chief Executive Officer since 1994; President and Chief Executive Officer of Dominion Capital, Inc. ("DCI"), and Senior Vice President of DRI from March 1, 1994 to date; Senior Vice President and Controller of DRI from April 1, 1992 to March 1, 1994; Vice President and Controller of DRI prior to April 1, 1992; Chairman of the Board and Chief Executive Officer of the Fund and of AUF Service Company from September 30, 1994 to date.

         LINWOOD R. ROBERTSON, 56 - President and Chief Operating Officer since 1995. See above for further information.

         PAUL F. COSTELLO, 35 - Executive Vice President and Chief Administrative Officer since 1995; Managing Director, Mentor Investment Group, Inc. and Wheat First Butcher Singer; President, Mentor Income Fund, Inc., The
Mentor Funds, Mentor Institutional Trust, and Cash Resource Trust; Director, Mentor Perpetual Advisors, L.L.C. and Mentor Trust Company; formerly, Director, President and Chief Executive Officer, First Variable Life Insurance Company; President and Chief Financial Officer, Variable Investors Series Trust; President and Treasurer, Atlantic Capital & Research, Inc.; Vice President and Treasurer, Variable Stock Portfolio, Inc., Monarch Investment Series Trust, and GEICO Tax Advantage Series Trust; Vice President, Monarch Life Insurance Company, GEICO Investment Services Company, Inc., Monarch Investment Services Company, Inc., and Springfield Life Insurance Company.

         GLENNA G. BRYANT, 47 - Vice President-Administration since 1994; President and Treasurer of Project America, Inc.; President and Chief Operating Officer of AUF Service Company from August 31, 1995 to date; from August 10, 1992 to August 31, 1995, Vice President of Project America, Inc.; from March to August 1992, self-employed; Vice President of Mariner Funds Services, Inc. prior to March 1992; from September 30, 1994 to August 31, 1995, Senior Vice President and Treasurer of AUF Service Company.

         JAMES L. TRUEHEART, 44 - Vice President, Chief Financial Officer and Controller since 1994; Vice President and Controller of DRI since March 1, 1994; Senior Vice President and Chief Financial Officer of DCI since March 1, 1996; from November 1, 1994 to March 1, 1996, Vice President of DCI; from March 1 to November 1, 1994, Vice President and Controller of DCI; prior to March 1, 1994, Assistant Controller of DRI; Treasurer of the Fund from September 30, 1994 to October 24, 1995.

         TERRY L. PERKINS, 48 - Treasurer since 1995; Vice President, Mentor Investment Group, Inc.; Treasurer, Cash Resource Trust, The Mentor Funds, Mentor Institutional Trust, and Mentor Income Fund Inc.; formerly, Treasurer and Comptroller, Ryland Capital Management, Inc.

         HENRY C. RIELY, 40 - Secretary since 1994; Assistant Corporate Secretary of DRI and Corporate Secretary of DCI; Secretary of AUF Service Company and Project America, Inc. from October 1, 1994 to date.

         MICHAEL WADE, 29 - Assistant Treasurer since 1995; Associate Vice President, Mentor Investment Group, Inc. since April 1994; Assistant Treasurer, Cash Resource Trust, Mentor Income Fund, Inc., and The Mentor Funds; formerly, Senior Accountant, Wheat First Butcher Singer, Inc., April 1993 through March 1994; Audit Senior, BDO Seidman, July 1989 through March 1993.

PROPOSAL 2:  APPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVE OF THE
FUND.

         The Board of Directors is recommending that stockholders approve a change to the Fund's investment objective. The change is intended to increase the Fund's flexibility in seeking its objective of current income and moderate capital growth. The Fund would continue to focus its investments in the securities of utility companies and in any event would continue to invest at least 65% of its assets in securities of utility companies. However, implementation of the proposed change would clarify the Fund's ability, subject to the oversight of the Board of Directors, to invest in other securities and to engage in other investment strategies to the extent consistent with seeking current income and moderate capital growth.

         The Fund's current investment objective. The Fund's investment objective is to seek current income and moderate capital growth through investment in securities issued by utility companies. The Fund's current prospectus describes "utility companies" to include electric and gas utilities and holding companies thereof, companies engaged in the distribution of natural gas and local and long distance telephone companies and holding companies thereof. The securities in which the Fund may invest include common and preferred stocks, and long-and short-term debt securities.

         The Fund's current prospectus states that, under normal circumstances, the Fund intends to make the maximum investment possible in such securities based on market conditions, with a minimum of 65% of its total assets invested in such securities. It also states that the relative weightings among common stocks, preferred stocks, and debt securities in the Fund's portfolio will vary depending on the judgment of the Fund's investment manager. The prospectus provides in addition that the Fund's investment policies are not fundamental and may be changed without a vote of stockholders.

         The proposed change. Commonwealth has proposed, and your Directors have approved, a change to the investment objective of the Fund. The new objective of the Fund would be to seek current income and moderate capital growth by investing primarily in securities issued by utility companies. The proposed change is intended to make clear that the Fund may invest up to 35% of its assets in securities of companies other than utility companies and to engage in other investment strategies to the extent Commonwealth believes they are consistent with seeking current income and moderate capital growth.

         The Fund would continue to invest at least 65% of its assets in securities of utility companies, including equity and fixed-income securities of such companies. The Fund would, however, also be permitted to invest the remaining 35% of its assets in other securities Commonwealth believes have the potential to produce current income, capital growth, or both. These may include U.S. government securities, corporate bonds, notes, and debentures, and equity securities of other kinds of companies. The types of securities held by the Fund will vary from time to time in light of the Fund's investment objective, changes in interest rates, and economic and other factors, and would be subject to the oversight of the Fund's Directors.

         The Directors have also approved a change in the Fund's prospectus to clarify the definition of the term "utility companies." Utility companies would include companies engaged in the manufacture, production, generation, transmission, sale, or distribution of electric or gas energy or other types of energy and companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged in public broadcasting or cable television).

Commonwealth would consider a particular company to be a "utility company" if at the time of investment Commonwealth determines that at least 50% of the company's assets, revenues, or profits are derived from one or more of the activities described above. The change is intended to clarify the Fund's ability to invest in a wide variety of types of utility companies, to the extent Commonwealth believes they are consistent with the Fund's objective of seeking current income and moderate capital growth.

         A COPY OF THE DESCRIPTION OF THE FUND'S INVESTMENT OBJECTIVE AND POLICIES THAT IS EXPECTED TO APPEAR IN THE FUND'S PROSPECTUS IF THE CHANGE TO THE FUND'S OBJECTIVE IS APPROVED IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A, AND A DESCRIPTION OF MANY OF THE INVESTMENT STRATEGIES IN WHICH THE FUND MIGHT ENGAGE IS ATTACHED AS APPENDIX B.

         Possible investments by the Fund. The following are some of the types of investments Commonwealth is currently considering for investment by the Fund, depending on market conditions, if the proposed change to the Fund's investment objective is approved. The Fund's use of any of these investments or investment strategies is subject to initial approval by the Board of Directors.

         (bullet) Investments in fixed-income securities. The Fund might invest in fixed-income securities of any issuer if Commonwealth believes they would be consistent with the Fund's objective of earning current income or to realize capital growth in response to changes in interest rates or other market factors. Such securities might include, for example, U.S. Government securities and securities of private issuers. The Fund would invest in debt securities considered to be of "investment grade" at the time of investment -- meaning that the debt security is rated at least Baa3 by Moody's Investors Service, Inc. or BBB-by Standard & Poor's or the equivalent by another nationally recognized rating organization or, if unrated, determined by Commonwealth to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities.

         (bullet) Investments in foreign securities.  Such investments may offer greater potential for current income or growth of capital, or both, than securities of U.S. companies. The Fund might also buy and sell foreign currencies and foreign currency forward and futures contracts for risk management purposes in connection with its foreign investments.

         (bullet) Investments  in companies  engaged in the oil industry.  These might include securities of issuers engaged in the production, refining, sale, or distribution of oil or oil-related products. Such investments often provide attractive current income and, under certain market conditions, their prices may vary inversely to those of securities of utility companies, providing some protection against a decline in the Fund's net asset value at times of a general decline in the prices of securities of utility companies.

         (bullet) Repurchase agreements. The Fund may enter into fully-secured repurchase agreements with certain Board approved banks, brokers/dealers, and other recognized financial institutions. These transactions must be fully collateralized at all times.

         FOR A MORE DETAILED DESCRIPTION OF THE INVESTMENTS WHICH THE FUND MIGHT HOLD, AND THE INVESTMENT STRATEGIES IN WHICH IT MIGHT ENGAGE IF THE PROPOSED CHANGE IS APPROVED, INCLUDING CERTAIN OF THE RISKS THEY MIGHT ENTAIL, SEE APPENDIX A AND APPENDIX B TO THIS PROXY STATEMENT.

         STOCKHOLDER APPROVAL IS REQUIRED ONLY TO AMEND THE FUND'S INVESTMENT OBJECTIVE. THE FUND MAY, WITH THE APPROVAL OF THE BOARD OF DIRECTORS, IMPLEMENT ANY OTHER INVESTMENT POLICY STRATEGY (OTHER THAN ONE IN VIOLATION OF ANY
INVESTMENT  RESTRICTION  OF THE FUND  DESIGNATED  AS  FUNDAMENTAL  IN THE FUND'S
PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION), INCLUDING ANY POLICY OR STRATEGY SET OUT IN THIS PROXY STATEMENT, WITHOUT A STOCKHOLDER VOTE OR RATIFICATION, AND MAY DO SO AT ANY TIME IN THE FUTURE.

         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

         PROPOSAL 3: APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO A FUNDAMENTAL INVESTMENT RESTRICTION OF THE FUND TO PERMIT THE FUND TO ENTER INTO REPURCHASE AGREEMENTS.

         Commonwealth has proposed, and the Board of Directors has approved, the Fund's entering into repurchase agreements from time to time. Commonwealth would enter into such transactions for the Fund only if it believed that they offered the potential for current income with minimal risk to the Fund.

         When the Fund enters into a REPURCHASE AGREEMENT, it purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. Although Commonwealth will monitor repurchase agreement transactions to ensure that they will be fully collateralized at all times, the Fund bears the risk of loss if the other party defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. In a repurchase agreement, if the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and required to return the underlying collateral to the other party's estate. For additional information with respect to these transactions and risks related to their use, see Appendix B.

         Set out below is the full text of the investment restriction as proposed to be amended, with the proposed changes highlighted. Additions are underlined and deletions are marked by strike through.


         [It is a fundamental policy of the Fund] not to make loans to other persons other than (i) through the purchase of a portion of an issue of publicly distributed debt securities which are not considered loans,
         (ii) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions or, (iii) by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value).


         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THIS PROPOSAL.

         PROPOSAL 4: APPROVAL OR DISAPPROVAL OF AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS TO PERMIT THE FUND TO ENGAGE IN FOREIGN CURRENCY FUTURES AND OPTIONS TRANSACTIONS AND FORWARD CONTRACTS.

         The Board of Directors is recommending that stockholders approve an amendment to certain of the Fund's fundamental investment restrictions to allow the Fund to enter into options and futures transactions and forward contracts related to foreign security transactions. The changes are intended to increase the Fund's flexibility to take advantage of investment strategies currently not available to the Fund. As noted above, if the proposed change to the Fund's investment objective is implemented, Commonwealth would have the ability from time to time to enter into transactions in options, futures contracts (including options on futures contracts), and forward contracts related to foreign security transactions on behalf of the Fund. See Appendix B for a description of options and futures contracts and certain related risks.

         UNDER CURRENT MARKET CONDITIONS, COMMONWEALTH WOULD EXPECT TO ENGAGE IN SUCH PRACTICES IN ORDER TO HEDGE AGAINST THE POSSIBILITY OF ADVERSE CHANGES IN THE VALUES OF THE FUND'S ASSETS DUE TO CHANGES IN FOREIGN CURRENCY EXCHANGE RATES.

         Set out below is the full text of the investment restrictions as proposed to be amended, with the proposed changes highlighted. Additions are underlined and deletions are marked by strike through.

         [It is a fundamental restriction of the Fund] not to buy securities on margin, or to effect short sales of securities. (Margin payments in connection with transactions in futures contracts, options, forward contracts, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

         [It is a fundamental restriction of the Fund] not to own, buy or sell commodities or commodity contracts (except that the Fund may purchase and sell foreign currency futures contracts and related options), real estate or interests in real estate; provided, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest and deal in real estate.


         [It is a fundamental restriction of the Fund] not to invest more than 2% of its assets in puts, calls, straddles, spreads, or any combination thereof (other than foreign currency futures and options transactions and forward contracts).


         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

         PROPOSAL 5:  SELECTION OF INDEPENDENT AUDITORS.

         The Board of Directors, including the directors who are not interested persons of the Fund, have selected Deloitte & Touche LLP as independent auditors for the Fund for the fiscal year ending December 31, 1996. Deloitte & Touche LLP was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services. A representative of Deloitte & Touche LLP will be present at the Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

         The  Board  of  Directors'   policy  regarding   engaging   independent
accountants' services is that management may engage the Fund's independent auditors to perform any services normally provided by independent accounting firms, provided that any such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

REQUIRED STOCKHOLDER VOTES

         The vote of a majority of the votes cast if a quorum is present is required to elect each Director and to ratify the Board of Director's selection of independent auditors. The vote necessary to approve each of Proposals 2, 3 and 4 is the lesser of (i) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, and (ii) more than 50% of the outstanding shares of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS

     As of February 23, 1996, approximately 2.56% of the Fund's outstanding shares of Common Stock were owned by Dominion Resources, Inc. and related subsidiaries, Dominion Capital, Inc. and America's Utility Fund Service Company, Inc. Dominion Resources, Inc., is a corporation organized under the laws of the Commonwealth of Virginia, whose address is P.O. Box 26532, Richmond, Virginia 23261. If Dominion Resources, Inc. and related subsidiaries should own 25% or more of the outstanding shares of the Fund, Dominion Resources, Inc. may be deemed to be in "control" of the Fund, as defined in the Investment Company Act of 1940.

         As of such date, the Fund had no knowledge of any beneficial owner of 5% or more of shares of the Fund's Common Stock.

         All directors and officers as a group own _________ shares, or less than 1% of the total outstanding shares of Common Stock of the Fund.

OTHER INFORMATION

         Commonwealth Investment Counsel, Inc., Project America, Inc., Mentor Investment Group, Inc., the Fund's administrator, and America's Utility Fund Service Company, which provides certain administrative services to the Fund, are located at 901 East Byrd Street, Richmond, Virginia 23219. Commonwealth is a wholly-owned subsidiary of Mentor Investment Group, Inc., which in turn is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. Project America and AUF Service Company are wholly-owned subsidiaries of Dominion Capital, Inc., which in turn is a wholly-owned subsidiary of Dominion Resources, Inc.

         Any number of stockholders together holding at least one-third of the outstanding shares of Common Stock entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting, although, as stated above, Proposals 2, 3 and 4 require a greater vote. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast "for" approval of the Proposals for purposes of determining whether sufficient affirmative votes have been cast. The inspectors of election will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote) for purposes of determining the presence of a quorum. With respect to the election of Directors and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote.

         Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present are the Proposals in the Notice of Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

STOCKHOLDER PROPOSALS

         Stockholder proposals to be presented at any future meeting of stockholders of the Fund must be received by the Fund a reasonable time before the Fund's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

Richmond, Virginia
March   , 1996

APPENDIX A

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND, AS THEY ARE EXPECTED TO APPEAR IN THE PROSPECTUS OF THE FUND, IF PROPOSAL 2 IS APPROVED BY STOCKHOLDERS.

THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CURRENT INCOME AND MODERATE CAPITAL GROWTH BY INVESTING PRIMARILY IN SECURITIES ISSUED BY UTILITY COMPANIES. The Fund's investments in utility companies may include equity securities, including common stocks and preferred stocks, and fixed income securities. Commonwealth Investment Counsel, Inc. ("Commonwealth") is the Fund's investment manager.

"Utility companies" include companies engaged in the manufacture, production, generation, transmission, sale, or distribution of electric or gas energy or other types of energy and companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged in public broadcasting or cable television). Commonwealth considers a particular company to be a "utility company" if at the time of investment Commonwealth determines that at least 50% of the company's assets, revenues, or profits are derived from one or more of the activities described above. Under normal circumstances, the Fund will invest at least 65% of its total assets in the securities of utility companies.

The Fund may invest the remainder of its assets in other securities it believes have the potential to produce current income, capital growth, or both. These may include U.S. government securities, corporate bonds, notes, and debentures, and equity securities of other kinds of companies. The types of securities held by the Fund will vary from time to time in light of the Fund's investment objective, changes in interest rates, and economic and other factors. The Fund may hold a portion of its assets in cash and money market instruments.

Debt securities in which the Fund may invest will be rated at the time of purchase at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's (or comparably rated by another nationally recognized rating organization), or may be unrated securities determined to be of comparable quality by Commonwealth. Investments in securities rated BBB or Baa have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than would likely be the case with investments in securities with higher credit ratings. The Fund will not necessarily dispose of security when its rating is reduced below its rating at the time of purchase, although Commonwealth will monitor the investment to determine whether continued investment in the security would serve the Fund's investment objective.

Special considerations regarding the Fund's investments in utility companies. Since the Fund's investments are concentrated in securities of utility companies, the value of its shares can be expected to change in response to factors affecting utilities and their industries, and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of companies. Many utility companies, especially electric, gas, and other energy-related utility companies, have historically been subject to risks of increase in fuel and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, changes in technology which may render existing plants, equipment, or products obsolete, the effects of energy conservation and operating constraints, and increased costs and delays associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital. Generally, prices charged by utilities are regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that utility companies earn a return sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

In recent years, regulatory changes in the United States have increasingly allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the utilities industries. This trend toward deregulation and the emergence of new entrants have caused non-regulated providers of utility services to become a significant part of the utilities industries. Commonwealth believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Although Commonwealth seeks to take advantage of favorable investment opportunities that may arise from these structural changes, there can be no assurance that the Fund will benefit from any such changes.

OTHER INVESTMENT PRACTICES.

FOREIGN INVESTMENTS. The Fund may invest in foreign securities. Foreign investments can involve risks that may not be present in domestic investments. Since foreign securities are normally denominated and traded in foreign currencies, the value of Fund assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable with those in the United States.

The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of fund assets held abroad) and expenses not present in the settlement of domestic investments. In addition, there may be a possibility of nationalization or expropriation of assets, impositions of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in certain other foreign countries. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

The Fund may buy and sell foreign  currencies and foreign  currency  forward and
futures   contracts  for  hedging   purposes  in  connection  with  its  foreign
investments.

INVESTMENTS IN COMPANIES ENGAGED IN THE OIL INDUSTRY. The Fund may invest in securities of issuers engaged in the production, refining, sale, or distribution of oil or oil-related products. Under certain market conditions, the prices of such securities vary inversely to the prices of securities of utility companies, and so may provide some limited protection against a decline in the Fund's net asset value at times of a general decline in prices of securities of utility companies. The Fund may invest in such securities in an attempt to gain such protection or in an attempt generally to increase the Fund's capital growth.

The prices of securities of companies in the oil industry and the price of oil are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political, or military disturbances in or near oil-producing countries or oil shipping or pipeline routes, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the discovery of new oil and gas reserves and the development of new techniques for producing, refining and transporting oil, gas, and related products, energy conservation practices, and the development of alternative energy sources and alternative uses for oil and gas products.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain Board-approved banks, broker/dealers, and other financial institutions. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

APPENDIX B

CERTAIN INVESTMENT TECHNIQUES IN WHICH THE FUND MAY INVEST IF PROPOSALS 2-4 ARE APPROVED BY STOCKHOLDERS, AND CERTAIN OF THE RISKS THEY MAY ENTAIL.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Board of Directors and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Commonwealth will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

FOREIGN SECURITIES

         Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

         In addition, to the extent that the Fund's foreign investments are not United States dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control
regulations  and  may  incur  costs  in  connection   with  conversion   between
currencies.

         In determining whether to invest in securities of foreign issuers, Commonwealth will consider the likely impact of foreign taxes on the net yield available to the Fund and its stockholders. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to stockholders.

         Foreign Currency Transactions. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Commonwealth, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

         Foreign  Currency  Options.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Commonwealth believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         Settlement Procedures. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         OPTIONS AND FUTURES CONTRACTS

Options

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         Risks involved in the sale or purchase of options. Options transactions involve certain risks, including the risks that Commonwealth will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Commonwealth to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Commonwealth believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Commonwealth may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

         Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

         Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Fund's use of options.

         In the case of options purchased by the Fund, the Fund's loss is limited to the premium paid by the Fund (plus any transaction costs) for the option.

Futures Contracts

         When Fund enters into a futures contract, it agrees to buy or sell a specified asset at a time and at a price specified under the terms of the contract. In the case of foreign currency futures contracts, the asset is one or more foreign currencies. In the case of other financial futures contracts, the assets might be a notional amount whose value is determined based on one or more currency, securities, or market indices.

The Fund makes money or loses money depending on the change in the value of the asset over the term of the contract.

         Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the value of the underlying asset rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the asset underlying the futures contract. Conversely, if the price of the underlying asset falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the asset underlying the futures contract.

         When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Special Risks of Transactions in Futures Contracts and Related Options

         Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

         Hedging risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying asset or movements in the prices of the Fund's portfolio securities which are the subject of a hedge. Commonwealth will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and assets the movements of which will, in its judgment, correlate closely with movements in the value of the underlying asset and the Fund's portfolio securities sought to be hedged.

         Successful use of futures contracts and options by the Fund for hedging purposes is also subject to Commonwealth's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the asset on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying asset and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Commonwealth may still not result in a successful hedging transaction over a very short time period.

         Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the Fund position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss, which may be unlimited.

***************************PROXY CARD******************************************


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE DIRECTORS RECOMMEND A VOTE FOR THE PROPOSALS BELOW.

1. To elect the following named persons to serve as Directors of the Fund, each to hold office in accordance with the Articles of Incorporation and Bylaws:

    Arch T. Allen III                       Daniel J. Ludeman
    Robert P. Black                         Louis W. Moelchert, Jr.
    Peter W. Brown                          Linwood R. Robertson
    Clifford A. Cutchins, IV

    VOTE FOR ALL NOMINEES                      ( )

    REFRAIN FROM VOTING FOR ALL NOMINEES       ( )

    To refrain from voting for any individual nominee, write that nominee's name below:

2.  To approve the proposed change to the investment
    objective of the Fund, as described in the Proxy
    Statement.
            ( )  FOR         ( )  AGAINST               ( )  ABSTAIN

3.  To approve an amendment a fundamental investment
    restriction of the Fund in respect of repurchase
    agreements, as described in the Proxy Statement.
            ( )  FOR         ( )  AGAINST               ( )  ABSTAIN

4.  To approve an amendment to certain of the Fund's
    fundamental  investment  restrictions  in  respect  of  foreign
    currency   futures   and  options   transactions   and  forward
    contracts, as described in the Proxy Statement.
            ( )  FOR         ( )  AGAINST               ( )  ABSTAIN


5.  To ratify the selection of Deloitte & Touche LLP as
    independent auditors.
            ( )  FOR         ( )  AGAINST               ( )  ABSTAIN

     PLEASE SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

AMERICA'S UTILITY FUND, INC.          PROXY SOLICITED BY THE BOARD OF DIRECTORS


            PROXY FOR SPECIAL MEETING OF STOCKHOLDERS -- May 2, 1996

The undersigned hereby appoints Paul F. Costello, Henry C. Riely, and Glenna G. Bryant, and each of them, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Stockholders of America's Utility Fund, Inc. (the "Fund") on Thursday, May 2, 1996 at 9:00 a.m. Eastern Daylight time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

                                              NOTE:  Please sign exactly as your
                                              name  appears  on this  card.  All
                                              joint  owners  should  sign.  When
                                              signing        as        executor,
                                              administrator,  attorney, trustee,
                                              or guardian or as custodian  for a
                                              minor,  please  give full title as
                                              such.  If  a  corporation,  please
                                              sign in full  corporate  name  and
                                              indicate the signer's office. If a
                                              partner,  sign in the  partnership
                                              name.

                                              Signature(s) _____________________

                                              __________________________________

                                              Date _____________________________